EXHIBIT 21.1
SUBSIDIARIES LISTING AS OF DECEMBER 31, 2014
All the subsidiaries listed below are incorporated in Delaware except that Ashford Hospitality Trust, Inc. is incorporated in Maryland

AH Tenant Corporation
APHM – ND, L.P.
APHM North Dallas – GP, LLC
Ashford 1031 GP LLC
Annapolis Hotel GP LLC
Annapolis Maryland Hotel Limited Partnership
Ashford Alpharetta Limited Partnership
Ashford Anchorage GP LLC
Ashford Anchorage LP
Ashford Ashton GP LLC
Ashford Ashton LP
Ashford Atlanta Buckhead LP
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Birmingham LP
Ashford Bloomington LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Canada Trust
Ashford Capital Advisors LLC
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford CM GP LLC
Ashford CM Partners LP
Ashford Columbus GP LLC
Ashford Columbus LP
Ashford Coral Gables LP
Ashford Credit Holding LLC
Ashford Crystal City Limited Partnership
Ashford Crystal City GP LLC
Ashford Crystal City Partners LP
Ashford Crystal Gateway GP LLC
Ashford Crystal Gateway LP
Ashford Curtis GP LLC
Ashford Curtis LP
Ashford Dallas LP
Ashford Dearborn GP LLC

Ashford Dulles LP
Ashford Durham I LLC
Ashford Durham II LLC
Ashford Edison LP
Ashford Eight General Partner LLC
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Five Junior Holder LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford Flagstaff LP
Ashford Fremont GP LLC
Ashford Fremont LP
Ashford Fremont Senior Mezz LLC
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC
Ashford Gaithersburg Limited Partnership
Ashford Gateway TRS Corporation
Ashford GCH Beverage, Inc.
Ashford Hawthorne LP
Ashford HHC LLC
Ashford HHC II LLC
Ashford HHC Partners LP
Ashford HHC Partners II LP
Ashford HI Beverage, Inc.
Ashford Hospitality Finance General Partner LLC
Ashford Hospitality Finance LP
Ashford Hospitality Limited Partnership
Ashford Hospitality Servicing LLC
Ashford IHC LLC
Ashford IHC Partners, LP
AHT SMA GP, LLC
AHT SMA, LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford Jacksonville III GP LLC
Ashford Jacksonville III LP
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Lakeway GP LLC
Ashford Lakeway LP

Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Lee Vista GP LLC
Ashford Lee Vista Partners LP
Ashford LLB C-Hotel Management, LP
Ashford LLB SHS Management, LP
Ashford LLB F-Inn Management, LP
Ashford LMND LLC
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Memphis GP LLC
Ashford Memphis LP
Ashford Mezz Borrower LLC
Ashford Minneapolis Airport GP LLC
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford Mobile LP
Ashford MV San Diego GP LLC
Ashford MV San Diego LP
Ashford Newark LP
Ashford Nickel Junior Mezz LLC
Ashford Nickel Senior Mezz LLC
Ashford Oakland LP
Ashford OP General Partner LLC
Ashford OP Limited Partner LLC
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford PH GP LLC
Ashford PH Partners LP
Ashford Philly GP LLC
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford Plano-C LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford Pool A GP LLC
Ashford Pool A Junior Holder LLC
Ashford Pool A Junior Mezz LLC
Ashford Pool A Senior Mezz LLC
Ashford Pool B GP LLC
Ashford Pool B Junior Holder LLC
Ashford Pool B Junior Mezz LLC

Ashford Pool B Senior Mezz LLC
Ashford Pool C1 GP LLC
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC
Ashford Pool C2 GP LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Properties General Partner LLC
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership
Ashford San Jose LP
Ashford Santa Clara GP LLC
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford Sapphire Acquisition LLC
Ashford Sapphire GP LLC
Ashford Sapphire Junior Holder I LLC
Ashford Sapphire Junior Holder II LLC
Ashford Sapphire Junior Mezz I LLC
Ashford Sapphire Junior Mezz II LLC
Ashford Sapphire Senior Mezz I LLC
Ashford Sapphire Senior Mezz II LLC
Ashford Scottsdale LP
Ashford Senior General Partner LLC
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Seven General Partner LLC
Ashford Six General Partner LLC
Ashford Syracuse LP
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Torrance LP

Ashford TRS V LLC
Ashford TRS VI Corporation
Ashford TRS Anaheim LLC
Ashford TRS Ashton Holder LLC
Ashford TRS Ashton LLC
Ashford TRS Canada Corporation
Ashford TRS CM LLC
Ashford TRS Columbus LLC
Ashford TRS Corporation
Ashford TRS Crystal City LLC
Ashford TRS Curtis LLC
Ashford TRS Eight LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC
Ashford TRS Five Junior Mezz II LLC
Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LLC
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC
Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC
Ashford TRS Five Senior Mezz V LLC
Ashford TRS Fremont LLC
Ashford TRS Fremont Senior Mezz LLC
Ashford TRS Investment Management GP LLC
Ashford TRS Investment Management LP
Ashford TRS Jacksonville III LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lakeway Holding LLC
Ashford TRS Lakeway LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC
Ashford TRS Memphis LLC
Ashford TRS Nickel Junior Mezz LLC
Ashford TRS Nickel LLC
Ashford TRS Nickel Senior Mezz LLC

Ashford TRS PH LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS Pool A LLC
Ashford TRS Pool A Junior Holder LLC
Ashford TRS Pool A Junior Mezz LLC
Ashford TRS Pool A Senior Mezz LLC
Ashford TRS Pool B LLC
Ashford TRS Pool B Junior Holder LLC
Ashford TRS Pool B Junior Mezz LLC
Ashford TRS Pool B Senior Mezz LLC
Ashford PH GP LLC
Ashford PH Partners LP
Ashford Philly GP LLC
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford Plano-C LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Pool I GP LLC
Ashford Pool II GP LLC
Ashford Pool A GP LLC
Ashford Pool A Junior Holder LLC
Ashford Pool A Junior Mezz LLC
Ashford Pool A Senior Mezz LLC
Ashford Pool B GP LLC
Ashford Pool B Junior Holder LLC
Ashford Pool B Junior Mezz LLC
Ashford Pool B Senior Mezz LLC
Ashford Pool C1 GP LLC
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC
Ashford Pool C2 GP LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Properties General Partner LLC
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Ruby Palm Desert I Limited Partnership
Ashford Salt Lake Limited Partnership

Ashford San Jose LP
Ashford Santa Clara GP LLC
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire V GP LLC
Ashford Sapphire VI GP LLC
Ashford Sapphire Acquisition LLC
Ashford Sapphire GP LLC
Ashford Sapphire Junior Holder I LLC
Ashford Sapphire Junior Holder II LLC
Ashford Sapphire Junior Mezz I LLC
Ashford Sapphire Junior Mezz II LLC
Ashford Sapphire Senior Mezz I LLC
Ashford Sapphire Senior Mezz II LLC
Ashford Scottsdale LP
Ashford Senior General Partner LLC
Ashford Senior General Partner I LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner III LLC
Ashford Senior General Partner IV LLC
Ashford Seven General Partner LLC
Ashford Six General Partner LLC
Ashford Syracuse LP
Ashford Terre Haute LP
Ashford Tipton Lakes LP
Ashford Torrance LP
Ashford TRS V LLC
Ashford TRS VI Corporation
Ashford TRS Anaheim LLC
Ashford TRS Ashton Holder LLC
Ashford TRS Ashton LLC
Ashford TRS Canada Corporation
Ashford TRS CM LLC
Ashford TRS Columbus LLC
Ashford TRS Corporation
Ashford TRS Crystal City LLC
Ashford TRS Curtis LLC
Ashford TRS Eight LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC

Ashford TRS Five Junior Mezz II LLC
Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LLC
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC
Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC
Ashford TRS Five Senior Mezz V LLC
Ashford TRS Fremont LLC
Ashford TRS Fremont Senior Mezz LLC
Ashford TRS Investment Management GP LLC
Ashford TRS Investment Management LP
Ashford TRS Jacksonville III LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lakeway Holding LLC
Ashford TRS Lakeway LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee LLC
Ashford TRS Lessee I LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee III LLC
Ashford TRS Lessee IV LLC
Ashford TRS Memphis LLC
Ashford TRS Nickel Junior Mezz LLC
Ashford TRS Nickel LLC
Ashford TRS Nickel Senior Mezz LLC
Ashford TRS PH LLC
Ashford TRS Pool I LLC
Ashford TRS Pool II LLC
Ashford TRS Pool A LLC
Ashford TRS Pool A Junior Holder LLC
Ashford TRS Pool A Junior Mezz LLC
Ashford TRS Pool A Senior Mezz LLC
Ashford TRS Pool B LLC
Ashford TRS Pool B Junior Holder LLC
Ashford TRS Pool B Junior Mezz LLC
Ashford TRS Pool B Senior Mezz LLC